UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number             811-23065
Ramius Archview Credit and Distressed Feeder Fund

(Exact name of registrant as specified in charter)
599 Lexington Avenue, 19th Floor
New York, New York 10022

(Address of principal executive offices) (Zip code)
Michael Benwitt
599 Lexington Avenue, 19th Floor
New York, New York 10022

(Name and address of agent for service)
Registrant's telephone number, including area code: (877) 672-6487
Date of fiscal year end: December 31
Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Ramius Archview Credit and Distressed Feeder Fund

Semi-Annual Reports

June 30, 2016
(Unaudited)
(Including the Financial Statements of the Ramius Archview Credit and Distressed Fund, which should be read in conjunction with these Financial Statements)

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Ramius Archview Credit and Distressed Fund
Shareholder Letter
As of June 30, 2016 (Unaudited)

Dear Shareholders,
For the first half of the year ending June 30, 2016 the Ramius Archview Credit and Distressed Fund delivered positive absolute performance, driven largely by gains in the second quarter as mark-to-market losses endured earlier in the year were reversed.
During the first quarter we held our positions in the belief that, despite paper losses, strategic and restructuring initiatives would help these investments realize material return potential. During the second quarter, specific restructuring events provided positive catalysts for several of these positions, resulting in meaningful price appreciation for the underlying investments. Despite the price appreciation, we believe many of these investments still have highly attractive return potential once additional operational and procedural initiatives are implemented.
From an overall market standpoint, with 32% of all government bonds globally trading with negative yields and no sign of central banks curtailing stimulus efforts, the desperate search for yield accelerated through the end of the second quarter. Even with persistent rate hike concerns, the positive yields of U.S. Treasuries attracted massive buy interest, driving yields toward historic lows and returning 8.65% for the U.S. 30-year bond and 3.10% for the U.S. 10-year note during the quarter. Such yield compression has strengthened other U.S. credit markets, specifically investment grade and high yield assets. For the second quarter, the BofA Merrill Lynch US Corporate Index returned 3.50% and the BofA Merrill Lynch US High Yield Index returned 5.88%, as yields on the high yield index declined from 8.4% to 7.4%.
Despite early forecasts for as many as four rate hikes in 2016, sufficient global economic and market dislocation have kept the Fed from raising rates this year. The Fed‘s ability to tighten remains limited given destabilizing world events and their potential to trigger market disruptions. Another risk preventing the Fed from raising rates was the potential U.K. exit from the European Union as such a decision created heightened economic uncertainty in already fragile European and global economies. Although the Brexit decision was made in late June, great uncertainty regarding the impact of the decision existed well beforehand. Such economic uncertainty and political tensions remain, not only from the initial Brexit vote, but from the threat of other EU members exercising participation referendums in the near future. Despite doubts about further stimuli effectiveness, the anemic growth conditions globally have conditioned central banks to remain committed “to do whatever it takes” to stimulate economies and create inflation. “Lower for longer” global growth and interest rate forecasts may make U.S. corporate credit look relatively attractive for the foreseeable future.
The highest return driver for the period was our investment in second lien term loans issued by Templar Energy LLC. Templar is currently undergoing a restructuring and we are, at this point, restricted from providing commentary about the investment or events. We will update investors about this position when we are allowed to comment fully.
Our investment in Radio One unsecured notes was the second strongest performance contributor during the period. Radio One reported better than expected first quarter results and realized stronger ratings in both its terrestrial radio and cable network businesses. In addition, Radio One announced that its TV One cable network purchased rights to broadcast the entire Empire series over the next seven years, exclusively for the first four years. As the notes traded from a low of 70 cents in the first quarter to above 90 cents on the dollar recently, we have prudently reduced the position and will continue doing so as market liquidity permits.
Arch Coal was the third strongest performance contributor. Progress towards a consensual plan of reorganization with support from all creditor groups caused the price of the term loan to appreciate nearly 30% during the quarter. Coal shipments have rebounded off the lows during the past few months and producers continue to rationalize supply and evaluate strategic combinations. With several of its major competitors still in bankruptcy, Arch will be the first coal producer to successfully restructure with a deleveraged balance sheet, giving Arch a material advantage as a future industry consolidator and merger partner.
During the first half of the year the largest performance detractors were credits from United States Steel Corp., Tanker Investments Ltd. and Glencore Funding LLC. We maintain conviction in these investments and believe, as is often the case in the stressed and distressed credit space, that events will help these investments realize their potential value.

Semi-Annual Report  |  3

Ramius Archview Credit and Distressed Fund
Shareholder Letter (continued)
As of June 30, 2016 (Unaudited)

We have identified a number of attractive new investment opportunities, but remain price disciplined, as credit markets continue to march materially higher and risk/return characteristics change. While the volatility post-Brexit presented few opportunities to accumulate meaningful positions, we did establish modest positions in new credits.

Sincerely,

Ramius Advisors, LLC & Archview Investment Group LP

4  |  Semi-Annual Report

Ramius Archview Credit and Distressed Feeder Fund
Schedule of Investments
June 30, 2016 (Unaudited)

	Share Quantity	Value ($)
Investment Fund - 100.2%
Ramius Archview Credit and Distressed Fund	41,990	420,139
Total Investment Fund
(Cost $415,000)		420,139

Total Investments-100.2%
(Cost $415,000)		420,139
Other Assets & Liabilities,
Net-(0.2)%		(924)
Net Assets-100.0%		419,215

See accompanying Notes to Financial Statements.  |  5

Ramius Archview Credit and Distressed Feeder Fund
Statements of Assets and Liabilities
June 30, 2016 (Unaudited)

Assets:

Investments in securities at fair value (cost $415,000) (Note 1)	$420,139
Cash	42,413
Due from Adviser (Note 3)	29,993
Deferred offering costs (Note 2)	77,391
Prepaid expenses	18,132

Total Assets	$588,068

Liabilities:

Payables:
Offering costs	90,009
Accounting fees	16,539
Transfer agent fees	24,655
Audit and Legal fees	34,906
Distribution fees (Note 3)	550
Accrued other expenses	2,194

Total Liabilities	168,853

Net Assets	$419,215

Components of Net Assets:
Paid-in capital (10,000,000 shares authorized)	$415,000
Undistributed net investment income	1,425
Accumulated net realized loss	(648)
Unrealized appreciation on investments	3,438

Net Assets	$419,215

Shares issued and outstanding	42,108
Net asset value per share	$9.96
Maximum offering price per share (100/97 of $9.96)	$10.27

6  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Feeder Fund
Statements of Operations
For the Period Ended June 30, 2016 (Unaudited) (a)

Net Investment Income Allocated from Master Fund:

Dividends	$68
Interest	5,402
Expenses	(3,121)

Total investment income allocation from Master Fund	2,349

Expenses:

Amortization of deferred offering cost (Note 2)	75,287
Accounting fees	40,497
Audit and legal fees	36,364
Organization costs (Note 2)	36,285
Transfer agent fees and expenses	24,656
Trustees' fees and expenses	7,396
Shareholder reporting fees	5,918
Custodian fees	5,177
Registration fees	2,071
Distribution fees	550
Other expenses	2,959

Total Expenses	237,160
Less expenses reimbursed by Investment Adviser (Note 3)	(236,059)
Less expenses waived by distributor (Note 3)	(177)
Total expenses reimbursed / waived	(236,236)

Net expenses	924

Net Investment Income	1,425

Realized and Unrealized Gain (Loss) on Investments Allocated from Master Fund:
Net realized loss from investments, securities sold short, swaps and foreign currency transactions	(648)
Net change in unrealized appreciation on investments, securities sold short, swaps and foreign currency transactions	3,438

Net realized and unrealized gain (loss) allocated from Master Fund	2,790
Net increase in net assets from operations	$4,215
___________________________
(a)    The Fund commenced investment operations on January 4, 2016.

See accompanying Notes to Financial Statements.  |  7

Ramius Archview Credit and Distressed Feeder Fund
Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (Unaudited) (a)

Increase/(Decrease) in Net Assets:

From Operations

Net investment income	$1,425
Net realized gain (loss) on investments	(648)
Net change in unrealized appreciation on investments	3,438

Net increase in net assets from operations	4,215

Capital share transactions
Net proceeds from shares sold	315,000
Net increase from capital share transactions	315,000
Total increase in net assets	319,215

Net Assets

Beginning of period	100,000(b)
End of period	$419,215
Undistributed net investment income	$1,425
___________________________
(a)    The Fund commenced investment operations on January 4, 2016.
(b)    Amount represents initial seed investment.

8  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Feeder Fund
Financial Highlights

For a Common Share outstanding throughout the period
Per Common Share Operating Performance	For the Period Ended June 30, 2016 (Unaudited)(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(b)	0.10
Net realized and unrealized gain/(loss) on investments	(0.14)

Total increase/(decrease) from investment operations	(0.04)
Net Asset Value, End of Period	$9.96

Total return based on net asset value	(0.40)%	(c)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of net expenses to average net assets after waivers and expense reimbursements	1.26%	(d)(e)
Ratio of expenses to average net assets before waivers and expense reimbursements(f)	297.97%	(d)(e)
Ratio of net investment income to average net assets	1.94%	(d)(e)
Portfolio turnover rate	0.00%	(c)
Net assets at end of period (000's)	$419
___________________________
(a)    The Fund commenced investment operations on January 4, 2016.
(b)    Calculated using the average shares outstanding method.
(c)    Not annualized.
(d)    Includes the Fund's share of the Master Fund's allocated expenses and/or net investment income.
(e)    Annualized, except organizational costs.

(f)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 3).

See accompanying Notes to Financial Statements.  |  9

Ramius Archview Credit and Distressed Feeder Fund
Notes to Financial Statements
June 30, 2016 (Unaudited)

Note 1. Organization and Operations
Ramius Archview Credit and Distressed Feeder Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized on May 12, 2015 and did not have any operations from that date until January 4, 2016, other than those related to organization all matters and registration of its shares under applicable securities laws.
The Fund is offering on a continuous basis, up to 10 million shares of beneficial interest, and will operate as an interval fund that intends to offer to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund’s initial offering price to the public is $10.00 per share and the shares that will be offered are subject to a maximum sales charge of 3.00%. The Adviser initially seeded capital to the Feeder Fund on October 5, 2015 in the amount of $100,000 and was issued 10,000 shares.
The Fund is a feeder fund in a “master-feeder” fund structure and will invest substantially all of its assets in Ramius Archview Credit and Distressed Fund (the “Master Fund”), a separate closed end, non-diversified, management investment company with the same investment objective and strategies as the Fund. The Master Fund seeks to generate total returns while minimizing the risk of loss. Ramius Advisors, LLC, (the “Adviser”) serves as the investment adviser for the Master Fund. The Adviser is an indirect wholly-owned subsidiary of Cowen Group Inc., a publicly traded company. Archview Investment Group LP (the “Sub-Adviser,” and together with the Adviser, the “Advisers”) serves as the Master Fund’s subadviser. The Sub-Adviser is an independently owned investment firm focused on providing investment advisory services to the Master Fund and privately offered pooled investment vehicles.
The Master Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies.
The Fund has a Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.
The percentage of the Master Fund’s beneficial interests and value of the investment owned by the Fund at June 30, 2016 were 3.4% and $420,139, respectively. The financial statements of the Master Fund are attached to this report and should be read in conjunction with the Fund’s financial statements.
Note 2. Significant Accounting Policies

Basis of Accounting and Presentation
The Fund is an investment company and accordingly follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant accounting policies consistently followed by the Fund in preparation of the financial statements are summarized below.

Cash
The Fund maintains its cash balance in a checking account at a financial institution. The cash is not subject to any restrictions on withdrawal.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates, and those differences could be significant.
Investment Valuation and Fair Value Measurements
The Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The Fund’s assets and liabilities are valued in accordance with the principles set forth herein.
The Fund values its investments at fair value. The Fund carries its investment in the Master Fund at fair value and in its proportionate interest in the net assets of the Master Fund.
For information about the Master Fund's policy regarding valuation of investments, refer to the Master Fund's Notes to Financial Statements as contained in this report.

10  |  Semi-Annual Report

Ramius Archview Credit and Distressed Feeder Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Offering and Organizational Costs
Organizational costs are charged to expense as incurred. Offering costs incurred by the Master Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.
As of June 30, 2016, the Fund had incurred $36,285 in organizational costs, and $75,287 in deferred offering costs.
Allocations to the Master Fund
In accordance with U.S. GAAP, the Fund records its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation allocated from the Master Fund.
U.S. Federal Income Tax Status
It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Note 3. Agreements
Advisory Fee
The Fund does not incur a separate advisory fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s advisory fee. This means that the Master Fund’s advisory fee is passed through to, and paid by, the shareholders of the Fund on a proportionate basis.
Incentive Fee
The Fund does not incur a separate incentive fee, but the Fund and its Shareholders are indirectly subject to the Master Fund’s Incentive Fee. This means that the Master Fund’s incentive fee is passed through to, and paid by, the shareholders of the Fund on a proportionate basis.
Expense Limitation and Reimbursement
The Advisers have contractually entered into and “Expense Limitation Agreement” with the Fund for an initial two-year term beginning on the Initial Subscription Date and covering the Limitation Period to limit the amount of “Fund Specified Expenses” (as described below) borne by the Fund during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Fund Expense Cap”). “Fund Specified Expenses” is defined to include Fund organizational expenses and all expenses incurred in the business of the Fund provided that the following expenses are excluded from the definition of Fund Specified Expenses: (i) Distribution and Servicing Fees, (ii) taxes, and (iii) extraordinary expenses.
The Advisers may extend the Limitation Period for the Fund on an annual basis.
For the period ended June 30, 2016, the Advisers reimbursed $236,059 of expenses to the Fund. The Advisers may seek recoupment of previously waived fees and reimbursed expenses of $236,059, expiring December 31, 2019.
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian” or “Transfer Agent”) serves as the Fund’s Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement.

Semi-Annual Report  |  11

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Distributor
Foreside Fund Services, LLC (the “Distributor) serves as the Fund’s distributor pursuant to the Distribution Agreement. Shares are expected to be subject to ongoing distribution and shareholder servicing fees to compensate the Distributor and the Selling Agents for selling Shares, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily as an expense of the Fund and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the Fund’s NAV. For the period January 4, 2016 (commencement of operations) through June 30, 2016, the Distributor accrued distribution fees of $500 and voluntarily waived fees of $177.

Note 4. Common Shares
The Fund offers its shares on a continuous basis. The Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month, and this amount will be based upon the Fund’s then-current net asset value. The Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders.
On June 27, 2016, the Fund notified shareholders of its offer to purchase shares in an amount up to 25% of the Fund’s net asset value, calculated on September 30, 2016. Each share tendered for purchase will be purchased at the net asset value per share on September 30, 2016.
At June 30, 2016, the Fund and other affiliates own 23.8% of the Fund’s shares outstanding.
At June 30, 2016, the Fund had 3 unaffiliated shareholders who individually held more than 10% of the Fund’s shares outstanding. The percentage of aggregate ownership was 36.3%.

Common share transactions were as follows:

	Period Ended
	June 30, 2016(a)
	Shares	Amount
Common Shares outstanding, beginning of period	10,000	$100,000
Common Shares subscriptions	32,108	315,000
Common Shares outstanding, end of period	42,108	415,000

(a)     The Fund commenced investment operations on January 4, 2016.

Note 5. Indemnification
The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, management expects this risk of loss due to these warranties and indemnities to be remote.

Note 6. Subsequent Events
Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following. The Fund intends to merge its assets into the Ramius Archview Credit and Distressed Fund as a secondary class, Class A. Upon or promptly following this reorganization, the Fund shall provide notice to the Fund’s shareholders.

12  |  Semi-Annual Report

Ramius Archview Credit and Distressed Feeder Fund
Additional Information
June 30, 2016 (Unaudited)

Dividend Reinvestment Plan
Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf. A Shareholder may elect to (a) reinvest both dividends and capital gain distributions, (b) receive dividends in cash and reinvest capital gain distributions, or (c) receive both dividends and capital gain distributions in cash.
Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.
Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s dividend paying agent.
Approval of the Investment Advisory and Sub-Advisory Agreements
Approval of Investment Advisory Agreement
At a meeting held on September 22, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Ramius Archview Credit and Distressed Fund (the “ Master Fund,” together with Ramius Archview Credit and Distressed Feeder Fund, the “Funds”), including each of the trustees that are not “interested persons” of the Master Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Ramius Advisors, LLC (“Ramius” or the “Adviser”) and the Master Fund.
In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Master Fund’s proposed advisory fee and estimated overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the anticipated level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the historical performance of other 1940 Act registered funds managed by the Adviser.
Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:
Nature, Extent and Quality of Services. The Board reviewed materials provided by Ramius related to the proposed Advisory Agreement with the Master Fund, including the proposed Advisory Agreement, a description of the manner in which investment decisions are to be made and executed, a review of the financial condition of Ramius, an overview of the personnel that would perform services for the Master Fund, a certification from Ramius that it had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), Ramius’ Form ADV, and other compliance policies and procedures pertaining to Ramius. In reaching their conclusions, the Trustees considered that Ramius’ personnel have experience managing other registered investment companies that utilize multiple types of alternative strategies, as well as other forms of pooled investment vehicles and unregistered funds, and have experience in managing and overseeing the effective operation of sub-advisers and other service providers. The Board noted that the Ramius would, among other activities, supervise Archview Investment Group LP and its investment decisions, review the Master Fund’s portfolio of investments, supervise all 1940 Act compliance in respect of the Master Fund’s portfolio, run the platform for transactions and supervise the calculation of net asset value. The Board also noted that Ramius had assessed the key risks associated with the Master Fund’s principal investment strategies and underlying investments, and were satisfied that Ramius was taking adequate measures to mitigate such risks. The Board then concluded that Ramius had sufficient quality and depth of personnel, resources, management experience and compliance policies and procedures to perform its duties under the proposed Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Ramius to the Master Fund were satisfactory.

Semi-Annual Report  |  13

Ramius Archview Credit and Distressed Feeder Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Performance. The Board considered that the Master Fund is newly formed and as such does not have a record of prior performance to submit at the Meeting. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the Master Fund as compared to funds managed by other investment advisers at this time.
Fees and Expenses. The Board (i) reviewed the advisory fee rate proposed to be paid under the Advisory Agreement and the anticipated total expense ratio of the Fund and noted the Expense Support and Reimbursement Agreements among the Funds, Ramius and Archview; and (ii) reviewed information provided by the Adviser regarding the advisory fee rates and total expense ratios paid by an expense peer group. The Board noted that the number of peer funds directly comparable to the Master Fund was limited, and that the proposed advisory fee is equal to or similar to the advisory fees charged by Archview with respect to the private investment funds it has sponsored that follow a substantially similar investment strategy. The Trustees noted that the management fee is in line with the market, but due to the performance fee the aggregate compensation is above the peer group average. The Trustees concluded that the proposed contractual sub-advisory fee, including the incentive fee to be paid to the Sub-Adviser, was fair and reasonable and that the overall expense ratio was acceptable. The Trustees noted that the incentive fee is based on the change in net asset value of the Master Fund, which takes into account both income accrued to the Master Fund and net capital gains/losses, and includes a loss carryforward calculation. The Trustees noted that the inventive fee would, therefore, be paid only where the Master Fund’s net asset value increases from its commencement of operations. The Trustees also noted that, given the structure of the performance fee and sophisticated nature of the Funds’ investment strategies, the Funds would only be offered to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 who (i) have at least $1,000,000 under the management of the Adviser, or (ii) have a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. The Board also considered that Ramius and Archview had agreed to reimburse the Fund in order to limit certain of the Fund’s annual operating expenses, exclusive of extraordinary expenses, to 0.75% per annum of the Fund’s average net assets. The Board concluded that the proposed contractual advisory fee to be paid to Ramius was fair and reasonable and that the overall expense ratio was acceptable in light of these factors. The Trustees further noted that, based on (i) the discussions conducted earlier during the Meeting regarding the proposed roles of the Adviser and Sub-Adviser in the management of the Funds; and (ii) their determination detailed below that the fees of the Sub-Adviser are reasonable with respect to the services to be provided, the split of the total advisory fee between the Adviser and the Sub-Adviser was reasonable in light of the services to be provided by each.
Profitability. Since the Master Fund had not begun operations or paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.
Economies of Scale. The Board considered whether Ramius would realize economies of scale with respect to its management of the Master Fund. The Trustees considered the estimated profitability analysis included in the Board Materials, and considered that while expenses of managing the Master Fund as a percentage of assets under management are expected to decrease as the Master Fund’s assets grow, based on the initial asset levels of the Master Fund of a minimum of $10 million at inception and projected asset levels during the initial term of the Advisory Agreement, economies of scale was not a relevant consideration at this time. The Trustees noted that Ramius would revisit whether economies of scale exist in the future once the Master Fund has achieved sufficient scale.
Resources of the Adviser. The Board considered whether the Adviser was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the organizational structure of the Adviser and the policies and procedures formulated and adopted by the Adviser for managing the Master Fund’s operations.
Conclusion. The Board, having requested and received such information from Ramius as it believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and assisted by the advice of independent counsel, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an initial two-year term is in the best interests of the Master Fund and its future shareholders. In considering the proposed Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have individually given weight to separate factors.

14  |  Semi-Annual Report

Ramius Archview Credit and Distressed Feeder Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Approval of Sub-Advisory Agreement

At the Meeting, the Board also considered the proposed sub-advisory agreement (the “Subadvisory Agreement”) among Ramius, Archview Investment Group LP (“Archview” or the “Sub-Adviser”) and the Master Fund.
In connection with the Board’s consideration of the Subadvisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Sub-Adviser’s investment management personnel; (b) an overview of the Sub-Adviser’s operations and financial condition; (c) the anticipated level of profitability from the Sub-Adviser’s fund-related operations; (d) the compliance policies and procedures of the Sub-Adviser and (e) information regarding the performance of mandates and separately managed accounts advised by the Sub-Adviser that are conceptually similar to the Master Fund’s proposed portfolio construction.
Matters considered by the Board in connection with its approval of the Sub-Advisory Agreement included, among others, the following:
Nature, Extent and Quality of Services. The Board reviewed materials provided by Archview related to the proposed Subadvisory Agreement to be entered into with Ramius and the Master Fund, including the proposed Subadvisory Agreement, Archview’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Master Fund, including the team of individuals that primarily monitor and execute the investment process, and a certification from Archview that it had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it had adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Adviser under the Subadvisory Agreement with the Master Fund. The Board noted that the Sub-Adviser would be making the day-to-day investment decisions and, consequently, would be receiving 50% of the management fee and 85% or 90% of the performance fee. In reaching their conclusions, the Trustees considered the experience and qualifications of Archview’s portfolio management team, and the investment processes utilized by Archview in making investment recommendations. The Board then concluded that Archview had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Subadvisory Agreement and that the nature, overall quality and extent of the management services to be provided by Archview to Ramius and the Master Fund were satisfactory.
Performance Relative to Comparable Funds Managed by the Sub-Adviser and Other Investment Advisers. The Board considered the Adviser’s plan to offer shares of the Master Fund to raise assets for investment and that the offering had not yet begun. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the MasterFund as compared to funds managed by other investment advisers at this time.
Fees Relative to Other Proprietary Funds Managed by the Sub-Adviser With Comparable Investment Strategies. The Board noted that the Sub-Adviser manages multiple other private funds with strategies comparable to that of the Master Fund. It noted that the fees for such funds were generally equal to or higher than those of the Master Fund.
Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory fee rate proposed to be paid under the Subadvisory Agreement and the anticipated total expense ratio of the Master Fund and noted the Expense Support and Reimbursement Agreements among the Master Fund, Ramius and Archview; and (ii) reviewed information provided by the Adviser regarding the advisory fee rates and total expense ratios paid by an expense peer group. The Board noted that the number of peer funds directly comparable to the Master Fund was limited, and that the proposed advisory fee is equal to or similar to the advisory fees charged by Archview with respect to the private investment funds it has sponsored that follow a substantially similar investment strategy. The Trustees noted that the management fee is in line with the market, but due to the performance fee the aggregate compensation is above the peer group average. The Trustees concluded that the proposed contractual sub-advisory fee, including the incentive fee to be paid to the Sub-Adviser, was fair and reasonable and that the overall expense ratio was acceptable. The Trustees noted that the incentive fee is based on the change in net asset value of the Master Fund, which takes into account both income accrued to the Master Fund and net capital gains/losses, and includes a loss carryforward calculation. The Trustees noted that the inventive fee would, therefore, be paid only where the Master Fund’s net asset value increases from its commencement of operations. The Trustees also noted that, given the structure of the performance fee and sophisticated nature of the Funds’ investment strategies, the Funds would only be offered to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 who (i) have at least $1,000,000 under the management of the Adviser, or (ii) have a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. The Board also considered that Ramius and Archview had agreed to reimburse the Fund in order to limit certain of the Fund’s annual operating expenses, exclusive of extraordinary expenses, to 0.75% per annum of the Fund’s average net assets. The Board concluded that the proposed contractual advisory fee to be paid to Ramius was fair and reasonable and that the overall expense ratio was acceptable in light of these factors. The Trustees further noted that, based on (i) the discussions conducted earlier during the Meeting regarding the proposed roles of the Adviser and Sub-Adviser in the management of the Funds; and (ii) their determination detailed below that the fees of the Sub-Adviser are reasonable with respect to the services to be provided, the split of the total advisory fee between the Adviser and the Sub-Adviser was reasonable in light of the services to be provided by each.

Semi-Annual Report  |  15

Ramius Archview Credit and Distressed Feeder Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Profitability. Since the Master Fund had not begun operations or paid any fees to the Sub-Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.
Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Master Fund and whether there is potential for realization of any further economies of scale. The Board considered that the Funds’ potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.
Other Benefits of the Relationship. The Board considered other benefits to the Sub-Adviser derived from its relationship with the Master Fund. Since the Master Fund had not begun operations and had not paid any fees to the Sub-Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.
Resources of the Adviser. The Board considered whether the Adviser was financially sound and had the resources necessary to perform its obligations under the Subadvisory Agreement. The Board also reviewed and considered the organizational structure of the Sub-Adviser and the policies and procedures formulated and adopted by the Sub-Adviser for managing the Master Fund’s operations.
Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Master Fund and its future shareholders to approve the Sub-Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

16  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Financial Data
As of June 30, 2016 (Unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Corporate Notes and Bonds	63.8%
Loan Agreements	18.2%
Common and Preferred Stocks	16.7%
Options / Other	1.3%

Top 5 Industries (as % of Current Market Value of Investment Securities)

Consumer Discretionary	55.9
Energy	18.5
Utilities	10.3
Industrials	7.8
Financials	6.5

Top 10 Issuers (as % of Current Market Value of Investment Securities)

LBI Media Inc. (9.25% PIK)	13.3
Punch Taverns Finance PLC	9.6
Caesars Entertainment Resort Properties, LLC	8.3
Boardriders SA	8.2
Abe Investment Holdings Inc. / Getty Images Inc.	8.1
Energy Future Intermediate Holding Co., LLC	7.5
Arch Coal, Inc. First Lien Term Loan	7.1
Radio One Inc.	6.6
Templar Energy, LLC First Lien Term Loan B	5.1
Postmedia Network Inc.	4.3

Semi-Annual Report  |  17

Ramius Archview Credit and Distressed Fund
Schedule of Investments
June 30, 2016 (Unaudited)

	Principal Amount ($	Value ($)
Long Positions - 59.8%
Corporate Notes and Bonds - 38.2%
CONSUMER DISCRETIONARY - 26.6%
Abe Investment Holdings Inc. / Getty Images Inc.
7.00%, 10/15/20(a)	1,000,000	475,000
Boardriders Sa (Luxembourg)
9.50%, 12/15/20	500,000	481,634
Caesars Entertainment Resort Properties LLC
11.00%, 10/01/21	491,000	484,863
LBI Media Inc. (9.25% PIK)
13.50%, 04/15/20(a)(b)	899,775	778,305
Neiman Marcus Group Ltd., LLC
8.75%, 10/15/21(a)	295,000	225,675
Postmedia Network Inc. (Canada)
12.50%, 07/15/18	460,000	250,700
Radio One Inc.
9.25%, 02/15/20(a)	431,000	383,590
Scientific Games International Inc.
10.00%, 12/01/22	264,000	215,820
		3,295,587
ENERGY - 3.2%
Drill Rigs Holdings Inc.
6.50%, 10/01/17(a)	469,000	229,810
Weatherford International Ltd. (Bermuda)
7.00%, 03/15/38	220,000	163,900
		393,710
FINANCIALS - 14.6%
Punch Taverns Finance PLC
14.37%, 10/15/28(a)	412,120	559,689
INDUSTRIALS - 0.3%
C10-EUR Capital SPV, Ltd.
6.28%, 05/29/49(c)	43,000	38,385
UTILITIES - 3.6%
Energy Future Intermediate Holdings Co., LLC
11.75%, 03/01/22(a)(d)	372,910	438,170
Total Corporate Notes and Bonds (Cost $4,640,302)		4,725,541

Loan Agreements - 10.9%(e)
CONSUMER DISCRETIONARY - 1.2%
Laureate Education Inc. - New series
2018 Extended Term Loan 06/15/18(f)	124,674	121,141
Walter Investment Management Corp
Tranche B Term Loan 12/18/20(f)	40,000	32,183
		153,324

	Principal Amount ($	Value ($)
ENERGY - 5.8%
Arch Coal, Inc. First Lien Term Loan
4.00%, 05/16/18	890,000	418,300
Templar Energy, LLC First Lien Term Loan B
11/25/20	1,120,000	299,600
		717,900
INDUSTRIALS - 3.9%
Essar Steel Algoma, Inc. First Lien Initial Term Loan
08/16/19	440,000	108,075
Maxim Crane Works LP Second Lien Term Loan B
9.25%, 11/26/18	226,000	225,811
SH-130 Concession Co. LLC, First Lien Term Loan A
06/30/38(f)	327,911	134,443
SH-130 Concession Co. LLC, First Lien Term Loan B
06/30/38(f)	16,736	6,892
		475,191
Total Loan Agreements (Cost $1,029,720)		1,346,415

	Share Quantity
Common Stocks - 8.8%
CONSUMER DISCRETIONARY - 1.9%
Lee Enterprises Inc.(g)	63,132	120,582
Punch Taverns PLC (United Kingdom)(g)(h)	89,565	110,291
		230,873
CONSUMER STAPLES - 1.3%
Revlon, Inc., Class A(g)	4,950	159,291
INDUSTRIALS - 4.3%
American Shipping Co. ASA (Norway)(g)	44,805	130,098
Genco Shipping & Trading Ltd.(g)	8,290	4,725
Gener8 Maritime Inc.(g)	7,440	47,616
Matson Inc.	3,458	111,659
Navig8 Chemical Tankers Inc. (Norway)(g)(h)	17,884	146,384
Tanker Investments Ltd.(g)	17,000	93,443
		533,925
UTILITIES- 1.3%
TerraForm Power, Inc., Class A	15,119	164,797
Total Common Stocks (Cost $1,178,376)		1,088,886

See accompanying Notes to Financial Statements.  |  18

Ramius Archview Credit and Distressed Fund
Schedule of Investments (continued)
June 30, 2016 (Unaudited)

	Share Quantity	Value ($)
Preferred Stock - 1.2%
FINANCIALS - 1.2%
IVG Immobilien AG (Germany)(g)(h)	1,217	148,225
Total Preferred Stock (Cost $157,475)		148,225

Claims - 0.6%
INDUSTRIALS - 0.6%
SH-130 Concession Co. LLC Swap Claim	195,353	80,095
Total Claims (Cost $76,551)		80,095

	Contracts
Purchased Options - 0.1%
Call USD versus CNY Put
Expiring 03/31/17
Strike Price $7.00	420,000	6,378
Call USD versus TWD Put
Expiring 03/31/17
Strike Price $35.00	900,000	4,805
Main Street Capital Corp.
Expiring 09/16/16
Strike Price $25.00	207	3,623
Prospect Capital Corp.
Expiring 01/20/17
Strike Price $5.00	300	4,500
Total Purchased Options (Cost $118,418)		19,306

Total Investments (Cost of $7,200,842)		7,408,468

	Principal Amount ($
Securities sold short - (12.5)%
Corporate Notes and Bonds - (9.6)%
CONSUMER DISCRETIONARY - (3.3)%
Laureate Education Inc.
9.25%, 09/01/19(a)(e)	(309,000)	(271,920)

	Principal Amount ($	Value ($)
CONSUMER DISCRETIONARY (continued)
Wynn Macau Ltd. (Macau)(h)
5.25%, 10/15/21(a)	(140,000)	(136,892)
		(408,812)
INDUSTRIALS - (5.4)%
Arcellormittal (Luxembourg)(h)
7.25%, 02/25/22	(117,000)	(123,727)
Bombardier Inc. (Canada)(h)
7.50%, 03/15/25(a)	(128,000)	(111,360)
CNH Industrial Capital, LLC
4.38%, 11/06/20	(200,000)	(202,500)
Glencore Funding, LLC (Switzerland)(h)
4.63%, 04/29/24(a)	(250,000)	(234,250)
		(671,837)

TELECOMMUNICATION SERVICES - (0.9)%
Sprint Corp.
7.88%, 09/15/23	(139,000)	(114,327)

Total Corporate Notes and Bonds (Proceeds $986,842)		(1,194,976)

	Share Quantity
Common Stocks - (2.9)%
ENERGY - (0.2)%
Weatherford International PLC	(5,200)	(28,860)
FINANCIALS - (2.7)%
Ares Capital Corp.	(12,800)	(181,760)
Finning International Inc. (Canada)(h)	(9,000)	(146,569)
		(328,329)

Total Common Stocks (Proceeds $313,531)		(357,189)

Total Securities sold short (Proceeds of $1,300,373)		(1,552,165)

Other Assets & Liabilities, Net - 52.7%		6,521,236
Net Assets - 100.0%		12,377,539

(a)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2016, these securities amounted to $2,335,817, or 18.9% of net assets.

(b)	Represents a payment-in-kind ("PIK") security which may pay interest in additional principal amount.

(c)	Variable rate security; interest rate shown reflects the rate in effect at June 30, 2016.

(d)	The issuer is in default of its payment obligations. Income is no longer being accrued.

(e)
“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at June 30, 2016. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election.

See accompanying Notes to Financial Statements.  |  19

Ramius Archview Credit and Distressed Fund
Schedule of Investments
June 30, 2016 (Unaudited)

The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
Senior Loan assets may have additional unfunded loan commitments. As of June 30, 2016, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments
Arch Coal, Inc.	$595,000
Total Unfunded Loan Commitments	$595,000

(f)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date, therefore, are subject to change.

(g)	Non-income producing.

(h)	Foreign issuer traded in U.S. Dollars.

Over-the-counter credit default swaps-buy protection (1) outstanding as of June 30, 2016:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount		Market Value	Premiums Paid	Unrealized (Depreciation)

Avon Products, Inc.	Goldman Sachs	5.00%	12/20/20	$180,000	USD	$22,517	$26,969	$(4,452)

Forward foreign currency exchange contracts as of June 30, 2016:

Counterparty	Currency Purchased	Value	Currency Sold	Value	Settlement Date	Unrealized Appreciation (Depreciation)

Goldman Sachs	CAD	209,382	USD	162,087	9/30/16	$5
Goldman Sachs	GBP	50,093	USD	67,650	7/1/16	(963)
Goldman Sachs	GBP	5,567	USD	7,486	9/30/16	(68)
Goldman Sachs	GBP	5,090	USD	6,731	9/30/16	51
Goldman Sachs	USD	6,989	CAD	9,109	9/30/16	(62)
Goldman Sachs	USD	704,869	EUR	631,617	9/30/16	1,540
Goldman Sachs	USD	706,993	GBP	517,983	9/30/16	16,800

Total						$17,303

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
PLC	Public Limited Company
TWD	New Taiwan Dollar
USD	United States Dollar

20  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Statements of Assets and Liabilities
June 30, 2016 (Unaudited)

Assets:

Investment securities, at fair value (cost $7,200,842) (Note 1)	$7,408,468
Cash and cash equivalents	3,717,754
Segregated cash at broker (Note 2)	2,800,000
Foreign Currency contracts, at value (cost $2,997)	2,995
Swaps, at value (premium paid $26,969)	22,517
Receivables:
Unrealized appreciation on forward foreign currency contracts	18,396
Investment securities sold	57,975
Interest and dividends	125,725
Due from Adviser (Note 5)	44,247
Deferred offering cost (Note 2)	206,193
Prepaid expenses	38,301

Total Assets	$14,442,571

Liabilities:

Securities sold short, at value (Proceeds $1,300,373)	1,552,165
Unrealized depreciation on forward foreign currency contracts	1,093
Unrealized depreciation on unfunded transaction (Note 2)	4,500
Payables:
Offering cost	239,812
Interest payable on securities sold short	24,113
Investment securities purchased	131,211
Accounting fees	26,367
Transfer agent fees	24,656
Audit and Legal Fees	52,989
Accrued and other expenses	8,126

Total Liabilities	2,065,032

Net Assets	$12,377,539

Components of Net Assets:
Paid-in capital ($0.01 par value, 20,000,000 shares authorized)	$12,365,000
Undistributed net investment income	169,000
Accumulated net realized loss on investments, securities sold short, foreign currency transactions and swap contracts	(119,868)
Unrealized appreciation on investments, securities sold short, foreign currency transactions, swap contracts and unfunded loan commitments	(36,593)

Net Assets	$12,377,539

Shares issued and outstanding	1,237,056
Net asset value per share	$10.01

See accompanying Notes to Financial Statements.  |  21

Ramius Archview Credit and Distressed Fund
Statements of Operations
For the Period Ended June 30, 2016 (Unaudited) (a)

Investment Income:

Dividends	$4,182
Interest	350,411

Total Investment Income	354,593

Expenses:
Dividend expense on securities sold short	12,485
Interest expense on securities sold short	39,650
Amortization of deferred offering cost (Note 2)	200,277
Advisory and incentive fees (Note 5)	90,017
Audit and legal fees	79,181
Accounting fees	71,809
Organization costs (Note 2)	48,109
Transfer agent fees and expenses	24,655
Trustees' fees and expenses	14,794
Custodian fees	8,877
Registration fees	5,918
Shareholder reporting fees	5,918
Other expenses	27,202

Total Expenses	628,892
Less expenses reimbursed by investment Adviser (Note 5)	(443,299)

Net expenses	185,593

Net Investment Income	169,000

Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	20,800
Securities sold short	(22,110)
Foreign currency transactions	46,668
Swap contract	(165,226)

Net realized loss	(119,868)
Net increase (decrease) in unrealized depreciation:
Investments	207,626
Securities sold short	(251,792)
Foreign currency translations	16,525
Unfunded loan commitments	(4,500)
Swap contracts	(4,452)

Net change in unrealized depreciation	(36,593)
Net realized and unrealized loss	(156,461)
Net increase in net assets from operations	$12,539
____________________________
(a) The Fund commenced investment operations on January 4, 2016.

22  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (Unaudited)(a)

Increase/(Decrease) in Net Assets:

From Operations

Net investment income	$169,000
Net realized loss on investments, securities sold short, foreign currency transactions, and swap contracts	(119,868)
Net decrease in unrealized depreciation on investments, securities sold short, foreign currency translations, swap contracts and unfunded loan commitments	(36,593)

Net increase in net assets from operations	12,539

Capital share transactions:
Net proceeds from shares sold	12,265,000
Net increase from capital share transactions	12,265,000
Total increase in net assets	12,277,539

Net Assets

Beginning of period	100,000(b)
End of period	$12,377,539
Undistributed net investment income	$169,000
_________________________
(a) The Fund commenced investment operations on January 4, 2016.
(b) Amount represents initial seed investment.

See accompanying Notes to Financial Statements.  |  23

Ramius Archview Credit and Distressed Fund
Financial Highlights

For a Common Share outstanding throughout the period
Per Common Share Operating Performance	For the Period Ended June 30, 2016 (Unaudited)(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income(b)	0.14
Net realized and unrealized gain/(loss) on investments	(0.13)

Total from investment operations	0.01
Net Asset Value, End of Period	$10.01

Total return based on net asset value	0.10%	(c)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of expenses to average net assets after waivers and expense reimbursements	3.20%	(d)(e)
Ratio of expenses to average net assets before waivers and expense reimbursements(f)	10.43%	(e)
Ratio of net investment income to average net assets	2.92%	(e)
Portfolio turnover rate	40.70%	(c)
Net assets at end of period (000's)	$12,378
___________________________
(a)     The Fund commenced investment operations on January 4, 2016.
(b)    Calculated using the average shares outstanding method.
(c)    Not annualized.

(d)	The ratio of expenses to average net assets after waivers and expense reimbursements, excluding dividend and interest expense for the period ended June 30, 2016 is 9.53%.
(e)    Annualized, except organizational costs.

(f)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated. (See Note 5).

24  |  See accompanying Notes to Financial Statements.

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements
June 30, 2016 (Unaudited)

Note 1. Organization
Ramius Archview Credit and Distressed Fund (the “Master Fund”) is a newly-formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified continuously offered, closed-end management investment company that provides liquidity through a quarterly repurchase policy. The Master Fund was organized on May 12, 2015 and did not have any investment operations from that date until January 4, 2016, other than those relating to organizational matters and registration of its shares under applicable securities law.
The Master Fund operates in a “master-feeder” fund structure, where Ramius Archview Credit and Distressed Feeder Fund (the “Feeder Fund” and, together with the Master Fund, the “Funds”), a separate closed end, non-diversified, management investment company with the same investment objectives and strategies as the Master Fund, will invest substantially all of its assets in the Master Fund. The Master Fund seeks to generate total returns while minimizing the risk of loss. Ramius Advisors, LLC, (the “Adviser”) serves as the investment adviser for the Master Fund. The Adviser is an indirect wholly-owned subsidiary of Cowen Group Inc., a publicly traded company. Archview Investment Group LP (the “Sub-Adviser,” and together with the Adviser, the “Advisers”) serves as the Master Fund’s sub-adviser. The Sub-Adviser is an independently owned investment firm focused on providing investment advisory services to the Master Fund and privately offered pooled investment vehicles.
The Master Fund intends to invest at least 80% of its assets (plus borrowings for investment purposes) in securities of leveraged or financially distressed companies, including debt and equity securities, loans, trade claims (direct obligations or claims against companies in bankruptcy), and derivative instruments referencing such companies.
The Master Fund has a Board of Trustees, which has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations.

Note 2. Significant Accounting Policies

Basis of Accounting and Presentation
The Master Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant accounting policies consistently followed by the Master Fund in the preparation of the financial statements are summarized below and for derivatives, included in Note 3 below.

Cash
The Master Fund maintains its cash balance in a checking account at a financial institution. The cash is not subject to any restrictions on withdrawal.

Segregated Cash at Broker
In connection with short sales, options and swap contracts, the Master Fund may be required to maintain collateral in various forms. Such collateral is held for the benefit of the Master Fund’s prime broker and/or swap counterparties in a segregated account at the Master Fund’s custodian.

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates, and those differences could be significant.

Investment Valuation and Fair Value Measurements
The Adviser values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which were developed by the Master Fund’s valuation committee and approved by the Board of Trustees. The Adviser and the Board of Trustees may, but are not required to, rely on valuation information provided by the Sub-Adviser. Portfolio securities and other assets are valued at fair market value. In circumstances where market quotes are not readily available, the Board of Trustees has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Adviser. On a quarterly basis, the Board of Trustees reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process.

Semi-Annual Report  |  25

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

When determining the fair value of an asset, the Adviser seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, issued by the Financial Accounting Standards Board. Fair value determinations will be based upon all available inputs that the Adviser deems relevant, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. The determination of fair value may at times involve subjective judgments and estimates based off of third-party inputs.

Distressed Securities
The Master Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant income and returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets of collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset- based investments require active monitoring.

Short Sales
The Advisers make short sales of investment securities on behalf of the Master Fund. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Master Fund engages in short sales only where it believes the value of the security will decline between the date of the sale and the date the Master Fund is required to return the borrowed security.
The making of short sales exposes the Master Fund to the risk of liability for the market value of the security that is sold, which is an unlimited risk due to the lack of an upper limit on the price to which a security may rise. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed by the Master Fund at reasonable costs. If a request for return of borrowed securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Master Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. Any of these factors could make the Master Fund unable to execute its investment strategy.

Senior Loans
In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Master Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.
Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Master Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Master Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Master Fund.

26  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

As of June 30, 2016, the Master Fund had unfunded loan commitments outstanding noted on the Schedule of Investments. Unfunded loan commitments, if any, are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2016, the Master Fund recorded a net change in unrealized depreciation on unfunded transactions totaling $4,500 resulting from unfunded commitments held at June 30, 2016.
The Master Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities (security types generally include listed equities)

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of levels are recognized at the value at the end of the period. The following is a summary of inputs used to value the Fund’s investments as of June 30, 2016

Ramius Archview Credit and Distressed Fund

	Total Fair Value at June 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets
Corporate Notes and Bonds	$4,725,541	$—	$4,725,541	$—
Loan Agreements	1,346,415	—	1,346,415	—
Common Stocks	1,088,886	942,502	146,384	—
Preferred Stock	148,225	—	148,225	—
Claims	80,095	—	80,095	—
Purchased Options	19,306	8,123	11,183	—

Total Investments	$7,408,468	$950,625	$6,457,843	$—

Other Financial Instruments*
OTC Credit Default Swaps	22,517	—	22,517	—
Foreign Currency Exchange Contracts	18,396	—	18,396	—

Total Assets	$7,449,381	$950,625	$6,498,756	$—

Liabilities
Short Sales	(1,552,165)	(357,189)	(1,194,976)	—

Total Investments	$(1,552,165)	$(357,189)	$(1,194,976)	$—

Other Financial Instruments*
Foreign Currency Exchange Contracts	(1,093)	—	(1,093)	—

Total Liabilities	$(1,553,258)	$(357,189)	$(1,196,069)	$—

* Other financial instruments are derivative instruments such as swap contracts and forward currency contracts. Forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on investment.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Semi-Annual Report  |  27

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Valuation of fixed-income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Master Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.
If the Master Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.
The Adviser may rely on external pricing sources (such as dealer quotes or independent pricing services) in pricing any of the Master Fund’s positions. When dealer quotes are being used to assess the value of a position, an attempt will be made where appropriate to obtain several independent quotes, and the positions will generally be valued at the mean of the bid and ask prices quoted by dealers.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Master Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Adviser, under the supervision of the Board of Trustees.
The Master Fund’s portfolio may also include securities listed or traded on a recognized securities exchange or automated quotation system (an “Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (an “OTC Security”). For purposes of calculating NAV, the Adviser will use the following valuation methods:

•
The market value of each Exchange-Traded Security will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Master Fund intends to value such securities using quotations obtained from an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Master Fund intends to obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities will be valued at the mid-point of the average bid and ask prices obtained from such sources.

28  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

•
To the extent that the Master Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund intends to value such investments at fair value as determined in good faith by the Adviser in accordance with the Master Fund’s valuation policy and pursuant to authority delegated by the Fund Board as described below. In making such determination, it is expected that the Adviser may rely upon valuations obtained from an independent valuation firm.

While the Master Fund’s policy is intended to result in a calculation of the Master Fund’s NAV that fairly reflects security values as of the time of pricing, the Master Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Master Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Master Fund may differ from the value that would be realized if the securities were sold. The Master Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Master Fund believes that these prices will be reliable indicators of fair value.
All values assigned to securities and other assets and liabilities in accordance with the Master Fund’s valuation policy will be final and conclusive as to all investors.
Securities Transactions and Investment Income
Securities transactions of the Master Fund are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.
The Master Fund holds investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Master Fund capitalizes the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.
U.S. Federal Tax Status
It is the policy of the Master Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.
The Master Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Master Fund has determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Master Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions to Shareholders
The Master Fund intends to pay shareholders at least annually all or substantially all of their net capital gains and net investment income.
Offering and Organizational Costs
Organizational costs are charged to expense as incurred. Offering costs incurred by the Master Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12 month period using the straight line method.
As of June 30, 2016, the Master Fund had incurred $48,109 in organizational costs, and $144,584 in deferred offering costs.

Semi-Annual Report  |  29

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Note 3. Derivative Financial Instruments
Cleared Derivative Transactions
Certain derivatives transactions used by the Master Fund, including some interest rate swaps and credit default index swaps, are required to be cleared. In a cleared derivatives transaction, the Master Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Since the Master Fund is not a member of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Master Fund holds cleared derivatives transactions through accounts at clearing members, who are futures commission merchants who are members of the clearing houses. The Master Fund makes and receives payments owed under cleared derivatives transactions (including mar- gin payments) through its accounts at clearing members. The Master Fund’s clearing members guarantee the Master Fund’s performance of its obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Master Fund, clearing members can generally require termination of existing cleared derivatives transactions at any time and increase the amount of margin required to be provided by the Master Fund to the clearing member for any cleared derivatives transaction above the amount of margin that was required at the beginning of the transaction. Any such termination or increase could interfere with the ability of the Master Fund to pursue its investment strategy. Also, the Master Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the Advisers expect to be cleared), and no clearing member is willing to clear the transaction on the Master Fund’s behalf. In that case, the transaction might have to be terminated, and the Master Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
Options
The Advisers may invest in options. Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks. Although an option buyer’s risk is limited to the amount of the original investment for the purchase of the option, an investment in an option may be subject to greater fluctuation than is an investment in the underlying securities. In theory, an uncovered call writer’s loss is potentially unlimited, but in practice the loss is limited by the term of existence of the call. The risk for a writer of a put option is that the price of the underlying securities may fall below the exercise price. The ability to trade in or exercise options may be restricted in the event that trading in the underlying securities interest becomes restricted.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) are generally established through negotiation with the other party to the option contract. While this type of arrangement allows the Master Fund greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Swaps
The Master Fund utilizes swaps and other derivative transactions to some degree where it believes it will further the objectives of the Master Fund. Notional amounts of swap transactions are not subject to any limitations, and swap contracts may expose the Master Fund to unlimited risk of loss. Swaps may be used as an alternative to futures contracts. To the extent the Master Fund invests in repos, swaps, forwards, futures, options and other “synthetic” or derivative instruments, counterparty exposures can develop and the Master Fund takes the risk of nonperformance by the other party on the contract. This risk may differ materially from those entailed in exchange-traded transactions which generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default. In the international securities markets, the existence of less mature settlement structures and systems can result in settlement default and exposure to counterparty credits.

30  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

The following is a summary of derivative instruments categorized by primary risk exposure as of June 30, 2016:

Fair Values of Financial Instruments as of June 30, 2016

Statement of Assets and Liabilities Location	Primary Risk	Asset Derivatives	Liability Derivatives

Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Foreign currency exchange contracts	$18,396	$1,093

Total		$18,396	$1,093

Investments in securities, at fair value	Equity contracts	8,123	—
	Foreign currency exchange contracts	11,183	—

Total		$19,306	$—

Swaps, at fair value	Credit contracts	$22,517	$—

Total		$22,517	$—

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Foreign Currency Exchange Contracts	Swap Contracts	Purchased Option Contracts

Credit contracts	$—	$(165,226)	$—
Equity contracts	—	—	(14,755)
Foreign currency exchange contracts	46,150	—	—
Total	$46,150	$(165,226)	$(14,755)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Foreign Currency Exchange Contracts	Swap Contracts	Purchased Option Contracts

Credit contracts	$—	$(4,452)	$—
Equity contracts	—	—	(74,983)
Foreign currency exchange contracts	17,303	—	(24,129)
Interest rate contracts	—	—	—
Total	$17,303	$(4,452)	$(99,112)

The quarterly average volumes of derivatives instruments as of June 30, 2016 are as follows:

Derivatives not designated as hedging instruments	Purchased Option Contracts	Credit Default Swap Agreements - Buy Protection Notional	Long Forward Foreign Currency Contracts Fair Value	Short Forward Foreign Currency Contracts Fair Value

Credit contracts	$—	$180,000	$—	$—
Equity contracts	507	—	—	—
Foreign currency exchange contracts	1,320,000	—	242,979	1,400,572

31  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Derivative Risks
Counterparty Credit Risk is the risk that a loss may be sustained by the Master Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for over-the-counter derivatives, because the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides additional protections in the event of nonperformance by the counterparty.
Sometimes the Master Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Master Fund may invest in derivatives as to which the counterparty’s obligations are not secured by collateral, that require collateral but in which the Master Fund’s security interest is not perfected, that require significant upfront deposits unrelated to the derivatives’ intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain over the counter derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Master Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Master Fund is exposed to the risk of having limited recourse if the counterparty defaults.
Note 4. Disclosures About Offsetting Assets and Liabilities
The Master Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Master Fund and each of its counterparties. These agreements may allow the Master Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Master Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Master Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Statement of Assets and Liabilities (“SAL”) presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the SAL to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

		Amounts not Offset in Statements of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Gross Amounts Recognized in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount

Goldman, Sachs & Co.:
Unrealized appreciation on open forward contracts – asset receivable	$18,396	$(1,093)	$—	$17,303
Unrealized depreciation on open forward contracts – liability payable	1,093	(1,093)	—	—
Swaps at value – asset receivable	22,517	—	—	22,517
Purchased options at value – asset receivable	11,183	—	—	11,183
Societe Generale:
Purchased options at value – asset receivable	8,123	—	—	8,123

Note 5. Agreements
Advisory Fee
Ramius Advisors, LLC serves as the Master Fund’s investment adviser and Archview Investment Group LP serves as the Master Fund’s sub-adviser. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a monthly advisory fee of 0.125% (1.50% on an annualized basis) (the “Advisory Fee”) of the Master Fund’s month end net asset value (the “NAV”). The Advisory Fee is an expense paid out of the Master Fund’s net assets and is computed based on the value of the net assets of the Master Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Advisory Fee is in addition to the performance based incentive fee paid by the Master Fund to the Adviser noted below. The Sub-Adviser’s fee is paid out of the Advisory Fee.
For the period ended June 30, 2016, the Master Fund accrued $86,882 in Advisory fees.

32  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Incentive Fee
The Master Fund pays the Adviser an annual performance based Incentive Fee promptly after the end of each fiscal year of the Master Fund (“Fiscal Year”). The Incentive Fee will equal 20% of the amount by which (A) the Master Fund’s net profits (“Net Profits”) for the relevant Fiscal Year exceed (B) the positive balance, if any, of the Loss Recovery Account (as defined below) as of the end of the Fiscal Year (adjusted as described below); provided, however, that the Incentive Fee shall be reduced by the aggregate amount of Quarterly Payments (as defined below) made by the Master Fund to the Adviser in respect of the first three calendar quarters of the relevant Fiscal Year.
The Master Fund’s Net Profits for a Fiscal Year will equal the amount (if any) by which (i) the sum of (A) the NAV of the Master Fund as of the end of such Fiscal Year, (B) the aggregate repurchase price of all Master Fund Shares repurchased by the Master Fund during such Fiscal Year (excluding Master Fund Shares to be repurchased as of the last day of such Fiscal Year after determination of the Incentive Fee) and (C) the amount of dividends and other distributions paid to Master Fund shareholders during such Fiscal Year and not reinvested in additional Master Fund Shares (excluding any dividends and other distributions to be paid as of the last day of such Fiscal Year after determination of the Incentive Fee) exceeds (ii) the sum of (X) the NAV of the Master Fund as of the beginning of such Fiscal Year and (Y) the aggregate issue price of Master Fund Shares issued during such Fiscal Year (excluding any Master Fund Shares issued in connection with the reinvestment of dividends paid, or other distributions made, by the Master Fund).
The Master Fund will maintain a loss recovery account (the “Loss Recovery Account”), the purpose of which is to reduce the annual Incentive Fee to which the Adviser is entitled by deducting any aggregate net losses incurred by the Master Fund in the relevant Fiscal Year or any prior Fiscal Year from the Master Fund’s Net Profits. The opening balance of the Loss Recovery Account will be zero. At the end of each calendar quarter and before giving effect to any distributions or repurchases in respect of such calendar quarter, either (i) the Master Fund’s aggregate net losses with respect to such calendar quarter will be added to the Loss Recovery Account or (ii) the Master Fund’s aggregate Net Profits with respect to such calendar quarter will be subtracted from the Loss Recovery Account (but not reduce it below zero), with any Net Profits left after the Loss Recovery Account has been set to zero available for the determination of the Incentive Fee. Any such addition to or subtraction from the Loss Recovery Account will be made after accrual of the applicable Advisory Fee and other fees and expenses of the Master Fund for the relevant calendar quarter. The Loss Recovery Account will be reduced by the Distribution Percentage (as defined below) or the Repurchased Shares Percentage (as defined below) immediately following (i) the payment by the Master Fund of any dividend or other distributions that are not reinvested in the Master Fund Shares or (ii) the repurchase of Master Fund Shares by the Master Fund. The “Distribution Percentage” shall equal the percentage obtained by dividing (i) the amount of the dividend or other distribution not reinvested in Shares by (ii) the Fund’s NAV immediately prior to such dividend or other distribution. The balance of the Loss Recovery Account will never be reduced below zero. The balance of the Loss Recovery Account will be rolled over from year to year.
If the Master Fund repurchases a portion of its Master Fund Shares in respect of the first, second or third calendar quarter of a Fiscal Year pursuant to the Share Repurchase Program (as defined herein), the Master Fund will pay the Adviser a portion of the Incentive Fee that would otherwise have been payable to the Adviser if the end of the particular calendar quarter constituted the end of the Fiscal Year (each, a “Quarterly Payment”). A Quarterly Payment shall be an amount equal to the product of (X) the Repurchased Shares Percentage multiplied by (Y) an amount equal to 20% of the Interim Net Profits. The “Repurchased Shares Percentage” shall equal the percentage obtained by dividing (i) the value of the Master Fund Shares repurchased by the Master Fund in respect of the particular calendar quarter by (ii) the Master Fund’s NAV as of the end of that calendar quarter. The “Interim Net Profits” shall equal (I) the positive difference, if any, between (Z) the Master Fund’s NAV as of the end of the particular calendar quarter (as adjusted to reflect the aggregate repurchase price of all Master Fund Shares repurchased by the Master Fund and dividends and other distributions paid to Master Fund shareholders and not reinvested in additional Master Fund Shares from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) and (ZZ) the Master Fund’s NAV as of the beginning of the relevant Fiscal Year (as adjusted to reflect the aggregate issue price of Master Fund Shares issued from the beginning of the relevant Fiscal Year through the end of the particular calendar quarter) minus (II) the positive value, if any, of the Loss Recovery Account as of the end of that calendar quarter. For purposes of determining the Master Fund’s NAV, the Incentive Fee will be calculated and accrued daily as an expense of the Master Fund (as if each day is the end of the Master Fund’s Fiscal Year).
The Incentive Fee will be calculated and accrued as an expense of the Fund. The Adviser will pay to the Sub-Adviser a portion of the Incentive Fees. For the period ended June 30, 2016, the Master Fund accrued $3,135 in incentive fees.
Expense Limitation and Reimbursement
The Advisers have contractually entered into an “Expense Limitation Agreement” with the Master Fund beginning on the date on which subscriptions for Shares are accepted by the Master Fund (“Initial Subscription Date”) and ending on the two year anniversary from the Initial Subscription Date (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Master Fund during the Limitation Period to an amount not to exceed 0.75% per annum of the Master Fund’s net assets (the “Expense Cap”). “Specified Expenses” is defined to include the Master Fund’s organizational expenses, as well as fees for administration, custody, transfer agency, accounting, trustee, legal, audit, compliance and the external Master Fund Board of Trustees, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Advisory Fee, the

Semi-Annual Report  |  33

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Incentive Fee, and all transaction expenses of the Master Fund, (ii) interest expenses on Master Fund borrowings, and (iii) taxes and extraordinary expenses.
The Advisers may extend the Limitation Period for the Master Fund on an annual basis. To the extent that Specified Expenses for any month exceed the Expense Cap, the Advisers will reimburse the Master Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Advisers bear Specified Expenses, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.
For the period ended June 30, 2016, the Advisers reimbursed $443,299 of expenses to the Master Fund. The Advisers may seek recoupment of previously waived fees and reimbursed expenses of $443,299, expiring December 31, 2019.
Administrator, Custodian and Transfer Agent
The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian” or “Transfer Agent”) serves as the Master Fund’s Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement.
Distributor
Foreside Fund Services, LLC (the “Distributor) serves as the Master Fund’s distributor pursuant to the Distribution Agreement. The Fund does not pay any fee to the Distributor with respect to the distribution of the shares.

Note 6. Investment Transactions
For the period ended June 30, 2016, purchases and sales of investments, excluding short-term investments, were $9,014,778 and $2,112,284, respectively.

Note 7. Common Shares
The Master Fund offers it shares on a continuous basis. The Master Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month, and this amount will be based upon the Master Fund’s then-current net asset value.
The Master Fund will calculate its NAV as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth herein. The Master Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Adviser will recommend to the Board (subject to its direction) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, in an amount not to exceed 25% of the Master Fund’s NAV (the “Share Repurchase Program”). Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Master Fund. No early repurchase fee will be charged by the Fund in respect of any repurchase by the Feeder Fund.
On June 27, 2016, the Master Fund notified shareholders of its offer to purchase shares in an amount up to 25% of the Master Fund’s net asset value, calculated on September 30, 2016. Each share tendered for purchase will be purchased at the net asset value per share on September 30, 2016.

34  |  Semi-Annual Report

Ramius Archview Credit and Distressed Fund
Notes to Financial Statements (continued)
June 30, 2016 (Unaudited)

Common share transactions were as follows:

	Period Ended
	June 30, 2016 (a)
	Shares	Amount
Common shares outstanding, beginning of year	10,000	$100,000
Common shares issued in connection with initial public offering	1,190,000	11,900,000
Common Shares subscriptions	37,056	365,000
Common shares outstanding, end of year	1,237,056	$12,365,000

(a) The Master Fund commenced investment operations on January 4, 2016.

At June 30, 2016, the Advisers and other affiliates own 99.6% of the Master Fund's shares outstanding.

Note 8. Federal Income Taxes
At June 30, 2016, the cost of investments on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$7,200,842
Gross unrealized appreciation on investments	$669,774
Gross unrealized depreciation on investments	(462,148)
Net unrealized appreciation on investments	$207,626
Cost of securities sold short	$1,300,372
Gross unrealized appreciation on securities sold short	$2,040
Gross unrealized depreciation on securities sold short	(253,832)
Net unrealized appreciation on investments	$251,792

Note 9. Indemnification
The Master Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on industry experience, management expects this risk of loss due to these warranties and indemnities to be remote.

Note 10. Subsequent Events
Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following. The Master Fund intends to reclassify all of its outstanding common shares to Class I shares and merge the assets of Ramius Archview Credit and Distressed Feeder Fund into a secondary class, Class A. Upon or promptly following this reorganization, the Master Fund shall provide notice to the Master Fund’s shareholders.

Semi-Annual Report  |  35

Ramius Archview Credit and Distressed Fund
Additional Information
June 30, 2016 (Unaudited)

Dividend Reinvestment Plan
Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf. A Shareholder may elect to (a) reinvest both dividends and capital gain distributions, (b) receive dividends in cash and reinvest capital gain distributions, or (c) receive both dividends and capital gain distributions in cash.
Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.
Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. BNY Mellon Investment Servicing (US) Inc., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s dividend paying agent.
Approval of the Investment Advisory and Sub-Advisory Agreements
Approval of Investment Advisory Agreement

At a meeting held on September 22, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of the Master Fund, including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Ramius Advisors, LLC (“Ramius” or the “Adviser”) and the Master Fund.
In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a comparison of the Master Fund’s proposed advisory fee and estimated overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the anticipated level of profitability from the Adviser’s fund-related operations; (e) the compliance policies and procedures of the Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the historical performance of other 1940 Act registered funds managed by the Adviser.
Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:
Nature, Extent and Quality of Services. The Board reviewed materials provided by Ramius related to the proposed Advisory Agreement with the Master Fund, including the proposed Advisory Agreement, a description of the manner in which investment decisions are to be made and executed, a review of the financial condition of Ramius, an overview of the personnel that would perform services for the Master Fund, a certification from Ramius that it had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), Ramius’ Form ADV, and other compliance policies and procedures pertaining to Ramius. In reaching their conclusions, the Trustees considered that Ramius’ personnel have experience managing other registered investment companies that utilize multiple types of alternative strategies, as well as other forms of pooled investment vehicles and unregistered funds, and have experience in managing and overseeing the effective operation of sub-advisers and other service providers. The Board noted that the Ramius would, among other activities, supervise Archview Investment Group LP and its investment decisions, review the Master Fund’s portfolio of investments, supervise all 1940 Act compliance in respect of the Master Fund’s portfolio, run the platform for transactions and supervise the calculation of net asset value. The Board also noted that Ramius had assessed the key risks associated with the Master Fund’s principal investment strategies and underlying investments, and were satisfied that Ramius was taking adequate measures to mitigate such risks. The Board then concluded that Ramius had sufficient quality and depth of personnel, resources, management experience and compliance policies and procedures to perform its duties under the proposed Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Ramius to the Fund were satisfactory.

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Ramius Archview Credit and Distressed Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Performance. The Board considered that the Master Fund is newly formed and as such does not have a record of prior performance to submit at the Meeting. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the Master Fund as compared to funds managed by other investment advisers at this time.
Fees and Expenses. The Board (i) reviewed the advisory fee rate proposed to be paid under the Advisory Agreement and the anticipated total expense ratio of the Master Fund and noted the Expense Support and Reimbursement Agreements among the Master Fund, Ramius and Archview; and (ii) reviewed information provided by the Adviser regarding the advisory fee rates and total expense ratios paid by an expense peer group. The Board noted that the number of peer funds directly comparable to the Master Fund was limited, and that the proposed advisory fee is equal to or similar to the advisory fees charged by Archview with respect to the private investment funds it has sponsored that follow a substantially similar investment strategy. The Trustees noted that the management fee is in line with the market, but due to the performance fee the aggregate compensation is above the peer group average. The Trustees concluded that the proposed contractual sub-advisory fee, including the incentive fee to be paid to the Sub-Adviser, was fair and reasonable and that the overall expense ratio was acceptable. The Trustees noted that the incentive fee is based on the change in net asset value of the Master Fund, which takes into account both income accrued to the Fund Master and net capital gains/losses, and includes a loss carryforward calculation. The Trustees noted that the inventive fee would, therefore, be paid only where the Master Fund’s net asset value increases from its commencement of operations. The Trustees also noted that, given the structure of the performance fee and sophisticated nature of the Funds’ investment strategies, the Funds would only be offered to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 who (i) have at least $1,000,000 under the management of the Adviser, or (ii) have a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. The Board also considered that Ramius and Archview had agreed to reimburse the Master Fund in order to limit certain of the Master Fund’s annual operating expenses, exclusive of the advisory fee, investment-related expenses and extraordinary expenses, to 0.75% per annum of the Master Fund’s average net assets (and to separately cap the annual operating expenses of the Feeder Fund). The Board concluded that the proposed contractual advisory fee to be paid to Ramius was fair and reasonable and that the overall expense ratio was acceptable in light of these factors. The Trustees further noted that, based on (i) the discussions conducted earlier during the Meeting regarding the proposed roles of the Adviser and Sub-Adviser in the management of the Funds; and (ii) their determination detailed below that the fees of the Sub-Adviser are reasonable with respect to the services to be provided, the split of the total advisory fee between the Adviser and the Sub-Adviser was reasonable in light of the services to be provided by each.
Profitability. Since the Funds had not begun operations or paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.
Economies of Scale. The Board considered whether Ramius would realize economies of scale with respect to its management of the Fund. The Trustees considered the estimated profitability analysis included in the Board Materials, and considered that while expenses of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets grow, based on the initial asset levels of the Fund of a minimum of $10 million at inception and projected asset levels during the initial term of the Advisory Agreement, economies of scale was not a relevant consideration at this time. The Trustees noted that Ramius would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.
Resources of the Adviser. The Board considered whether the Adviser was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the organizational structure of the Adviser and the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations.
Conclusion. The Board, having requested and received such information from Ramius as it believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and assisted by the advice of independent counsel, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders. In considering the proposed Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have individually given weight to separate factors.

Semi-Annual Report  |  37

Ramius Archview Credit and Distressed Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Approval of Sub-Advisory Agreement
At the Meeting, the Board also considered the proposed sub-advisory agreement (the “Subadvisory Agreement”) among Ramius, Archview Investment Group LP (“Archview” or the “Sub-Adviser”) and the Fund.
In connection with the Board’s consideration of the Subadvisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Sub-Adviser’s investment management personnel; (b) an overview of the Sub-Adviser’s operations and financial condition; (c) the anticipated level of profitability from the Sub-Adviser’s fund-related operations; (d) the compliance policies and procedures of the Sub-Adviser and (e) information regarding the performance of mandates and separately managed accounts advised by the Sub-Adviser that are conceptually similar to the Fund’s proposed portfolio construction.
Matters considered by the Board in connection with its approval of the Sub-Advisory Agreement included, among others, the following:
Nature, Extent and Quality of Services. The Board reviewed materials provided by Archview related to the proposed Subadvisory Agreement to be entered into with Ramius and the Master Fund, including the proposed Subadvisory Agreement, Archview’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Master Fund, including the team of individuals that primarily monitor and execute the investment process, and a certification from Archview that it had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it had adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Sub-Adviser under the Subadvisory Agreement with the Master Fund. The Board noted that the Sub-Adviser would be making the day-to-day investment decisions and, consequently, would be receiving 50% of the management fee and 85% or 90% of the performance fee. In reaching their conclusions, the Trustees considered the experience and qualifications of Archview’s portfolio management team, and the investment processes utilized by Archview in making investment recommendations. The Board then concluded that Archview had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Subadvisory Agreement and that the nature, overall quality and extent of the management services to be provided by Archview to Ramius and the Master Fund were satisfactory.
Performance Relative to Comparable Funds Managed by the Sub-Adviser and Other Investment Advisers. The Board considered the Adviser’s plan to offer shares of the Funds to raise assets for investment and that the offering had not yet begun. The Board determined that, accordingly, it was not appropriate to evaluate the performance of the Funds as compared to funds managed by other investment advisers at this time.
Fees Relative to Other Proprietary Funds Managed by the Sub-Adviser With Comparable Investment Strategies. The Board noted that the Sub-Adviser manages multiple other private funds with strategies comparable to that of the Fund. It noted that the fees for such funds were generally equal to or higher than those of the Fund.
Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory fee rate proposed to be paid under the Subadvisory Agreement and the anticipated total expense ratio of the Fund and noted the Expense Support and Reimbursement Agreements among the Funds; Ramius and Archview; and (ii) reviewed information provided by the Adviser regarding the advisory fee rates and total expense ratios paid by an expense peer group. The Board noted that the number of peer funds directly comparable to the Fund was limited, and that the proposed advisory fee is equal to or similar to the advisory fees charged by Archview with respect to the private investment funds it has sponsored that follow a substantially similar investment strategy. The Trustees noted that the management fee is in line with the market, but due to the performance fee the aggregate compensation is above the peer group average. The Trustees concluded that the proposed contractual sub-advisory fee, including the incentive fee to be paid to the Sub-Adviser, was fair and reasonable and that the overall expense ratio was acceptable. The Trustees noted that the incentive fee is based on the change in net asset value of the Master Fund, which takes into account both income accrued to the Master Fund and net capital gains/losses, and includes a loss carryforward calculation. The Trustees noted that the inventive fee would, therefore, be paid only where the Master Fund’s net asset value increases from its commencement of operations. The Trustees also noted that, given the structure of the performance fee and sophisticated nature of the Funds’ investment strategies, the Funds would only be offered to “qualified clients” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 who (i) have at least $1,000,000 under the management of the Adviser, or (ii) have a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,000,000. The Board also considered that Ramius and Archview had agreed to reimburse the Master Fund in order to limit certain of the Master Fund’s annual operating expenses, exclusive of the advisory fee, investment-related expenses and extraordinary expenses, to 0.75% per annum of the Master Fund’s average net assets (and to separately cap the annual operating expenses of the Feeder Fund). The Board concluded that the proposed contractual advisory fee to be paid to Ramius was fair and reasonable and that the overall expense ratio was acceptable in light of these factors. The Trustees further noted that, based on (i) the discussions conducted earlier during the Meeting regarding the proposed roles of the Adviser and Sub-Adviser in the management of the Funds; and (ii) their determination detailed below that the fees of the Sub-Adviser are reasonable with respect to the services to be provided, the split of the total advisory fee between the Adviser and the Sub-Adviser was reasonable in light of the services to be provided by each.

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Ramius Archview Credit and Distressed Fund
Additional Information (continued)
June 30, 2016 (Unaudited)

Profitability. Since the Funds had not begun operations or paid any fees to the Sub-Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.
Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. The Board considered that the Funds’ potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Sub-Advisory Agreement at the present time.
Other Benefits of the Relationship. The Board considered other benefits to the Sub-Adviser derived from its relationship with the Fund. Since the Fund had not begun operations and had not paid any fees to the Sub-Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.
Resources of the Adviser. The Board considered whether the Adviser was financially sound and had the resources necessary to perform its obligations under the Subadvisory Agreement. The Board also reviewed and considered the organizational structure of the Sub-Adviser and the policies and procedures formulated and adopted by the Sub-Adviser for managing the Fund’s operations.
Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Sub-Advisory Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Semi-Annual Report  |  39

Important Information About This Report

Investment Adviser
Ramius Advisors, LLC
599 Lexington Avenue, 19th Floor
New York, NY 10022
Administrator
BNY Mellon Investment Servicing (US) Inc.
4400 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
101 Barclay St., 20W
New York, NY 10286
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Fund Counsel
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036

This report has been prepared for shareholders of Ramius Archview Credit and Distressed Fund and Ramius Archview Credit and Distressed Feeder Fund (the "Funds"). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call Ramius shareholder services at 1-877-672-6487 and additional reports will be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds' proxy voting records for the most recent period ended June 30, 2015 are available (i) without charge, upon request, by calling 1-877-672-6487 and (ii) on the SEC's website at http:// www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•Website information, including any information captured through our use of "cookies"; and
•Account history, including information about the transactions and balances in your accounts with us or our affiliates.
Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal

41  |  Semi-Annual Report

quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ramius Archview Credit and Distressed Feeder Fund

By (Signature and Title)	/s/ Bradley Sussman
Bradley Sussman, President (principal executive officer)

Date	8/31/2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bradley Sussman
Bradley Sussman, President (principal executive officer)

Date	8/31/2016

By (Signature and Title)	/s/ James Ryan
James Ryan, Treasurer and Principal Accounting Officer (principal financial officer)

Date	8/31/2016

Semi-Annual Report  |  43